For Immediate Release

8x8, Inc. Reports Third Quarter Fiscal 2017 Financial Results

Service Revenue Increases 23%
Mid-Market and Enterprise Service Revenue Increases 36%
GAAP Net Loss of ($1.3 Million); Non-GAAP Net Income of $5.8 Million
Cash from Operating Activities of $8.8 Million

SAN JOSE, CA — January 25, 2017 — 8x8, Inc. (NASDAQ:EGHT), the leading provider of Enterprise Communications as a Service (ECaaS), today reported financial results for the third quarter of fiscal 2017 ended December 31, 2016.

Third Quarter Fiscal 2017 Financial Results:
  Service revenue grew 23% year-over-year to $60.1 million; total revenue grew 20% year-over-year to $63.7 million.
  GAAP gross margin was 77%, compared with 72% in the same period last year; non-GAAP gross margin was 79%, compared with 75% in the same period last year.
  GAAP service margin was 83%, compared with 80% in the same period last year; non-GAAP service margin was 84%, compared with 83% in the same period last year.
  GAAP net loss was ($1.3 million), or ($0.01) per diluted share; non-GAAP net income was $5.8 million, or $0.06 per diluted share.
  Cash generated from operating activities was $8.8 million, compared with $8.3 million in the same period last year.
  Cash, cash equivalents and investments were $173 million at December 31, 2016, compared with $155 million at December 31, 2015.

"Our financial results for the third quarter of fiscal 2017 were very strong with solid revenue growth and increasing gross and non-GAAP net income margins. Adjusting for constant currency and the discontinued segment of our UK business which we previously reported, service revenue increased 28% and total revenue increased 24%," said 8x8 CEO Vik Verma. "We are continuing to see enterprise customers transition their communications infrastructure to the cloud, evidenced this quarter by the addition of two new enterprise logos, including one Fortune 50 corporation."

"As we prepare for our next phase of growth, we are focused on enhancing our global systems and worldwide customer support organization to better serve the needs of our multinational customers," Verma continued. "We are also further expanding the breadth and capabilities of our platform with a new, recently completed technology acquisition in the collaboration space that will be unveiled in March at the Enterprise Connect Conference."

Additional Third Quarter and Year-to-Date Highlights:
  Service revenue from mid-market and enterprise customers grew 36% year-over-year and represents 55% of the Company's total service revenue.
  New monthly recurring revenue (MRR) sold to mid-market and enterprise customers and by channel sales teams accounted for 60% of total MRR booked in the quarter.
  Average monthly service revenue (ARPU) per business customer grew to $414, compared with $369 in the same year ago period; ARPU per mid-market and enterprise customer grew to $4,412, compared with $4,017 in the same year ago period.
  Gross monthly revenue churn was 1.0%, compared with 1.2% in the same period last year.
  New enterprise Master Service Agreement signed with a Fortune 50 health care corporation to provide services up to 10,000 users in 450 medical offices.
  New enterprise agreement signed with a national retail chain for over 10,000 seats across 3,500 locations.
  2.0 Global Channel Program and new PartnerConnect Channel Portal launched.
  New channel partners Telarus, LANtelligence and PERRY proTECH in North America, and Great Outcomes in NZ added.
  Acquired a small, innovative technology company in the collaboration space, completed in early January.
  Three new patents awarded related to technology innovations enabling seamless global enterprise communications and enhanced contact center user experience for a total of 128 awarded patents to date.
  Virtual Office Pro acknowledged with PCMag Editors' Choice Award.
  Virtual Contact Center acknowledged with TMC's Customer Experience Innovation Award.

8x8 maintained its annual guidance of revenue for fiscal 2017 in the range of $251.0 million to $254.0 million and raised non-GAAP net income guidance to a range of $18.0 to $20.0 million, representing non-GAAP net income as a percent of revenue of 7.0% to 8.0%, from previously issued non-GAAP net income guidance in the range of $16.0 million to $20.0 million.

Conference Call Information:

Management will host a conference call to discuss these results and other matters related to the Company's business today, January 25, 2017 at 4:30 pm ET. The call is accessible via the following numbers and webcast links:

Dial In:	(877) 843-0417, domestic (408) 427-3791, international
Replay:	(855) 859-2056, domestic (Conference ID #46149120) (404) 537-3406, international (Conference ID #46149120)
Webcast:	http://investors.8x8.com/

Participants should plan to dial in or log on ten minutes prior to the start time. A telephonic replay of the call will be available three hours after the conclusion of the call until February 1, 2017. The webcast will be archived on 8x8's website for a period of one year. For additional information, visit http://investors.8x8.com.

About 8x8, Inc.

8x8, Inc. (NASDAQ:EGHT) is the trusted provider of secure and reliable enterprise cloud communications solutions to more than 45,000 businesses operating in over 100 countries across six continents. 8x8's out-of-the-box cloud solutions replace traditional on-premises PBX hardware and software-based systems with a flexible and scalable Software as a Service (SaaS) alternative, encompassing cloud business phone service, contact center solutions, and conferencing. For additional information, visit www.8x8.com, www.8x8.com/UK or connect with 8x8 on LinkedIn, Twitter, Google+ and Facebook.

Non-GAAP Measures

The Company has provided in this release financial information that has not been prepared in accordance with Generally Accepted Accounting Principles (GAAP). Management uses these non-GAAP financial measures internally in analyzing our financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating the Company's ongoing operational performance. Management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating 8x8's ongoing operating results and trends and in comparing financial results with other companies in the industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. This reconciliation has been provided in the financial statement tables included below in this press release.

Non-GAAP Net Income and Non-GAAP Net Income Per Share

We have defined non-GAAP net income as net income for GAAP plus non-cash tax adjustments, stock-based compensation, amortization of acquired intangible assets, impairment of long-lived assets, and acquisition-related costs. Non-cash tax adjustments represent the difference between the amount of taxes we expect to pay and our GAAP tax provision each period. We have excluded stock-based compensation expense because it relies on estimates and assumptions about future events, such as our future common stock price and the duration of employee service, as well as valuations that are affected by market factors largely outside management's control. Amortization of acquired intangible assets is excluded because it is a non-cash expense that we do not consider part of ongoing operations when assessing our financial performance, as it relates to accounting for certain purchased assets. We have excluded impairment of long-lived assets because we consider it to be an isolated transaction and believe it is not reflective of our ongoing operations, and it reduces comparability of periodic operating results when it is included. We have excluded acquisition-related expenses because these expenses are difficult to predict and are often one-time. We define non-GAAP net income per share as non-GAAP net income divided by the weighted-average diluted shares outstanding. We define non-GAAP net income percentage of revenue as non-GAAP net income divided by revenue. The GAAP and non-GAAP weighted average number of diluted shares to calculate GAAP and non-GAAP earnings per share are the same. We believe that such exclusions facilitate comparisons to our historical operating results and to the results of other companies in the same industry, and provides investors with information that we use in evaluating management's performance on a quarterly and annual basis.

Forward Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. These statements include, without limitation, information about future events based on current expectations, potential product development efforts, near and long-term objectives, potential new business, strategies, organization changes, changing markets, future business performance and outlook. Such statements are predictions only, and actual events or results could differ materially from those made in any forward-looking statements due to a number of risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, market acceptance of new or existing services and features, success of our efforts to target mid-market and larger distributed enterprises, changes in the competitive dynamics of the markets in which we compete, customer cancellations and rate of churn, impact of current economic climate and adverse credit markets on our target customers, our ability to scale our business, our reliance on infrastructure of third-party network services providers, risk of failure in our physical infrastructure, risk of failure of our software, our ability to maintain the compatibility of our software with third-party applications and mobile platforms, continued compliance with industry standards and regulatory requirements, risks relating to our strategies and objectives for future operations, including the execution of integration plans and realization of the expected benefits of our acquisitions, the amount and timing of costs associated with recruiting, training and integrating new employees, introduction and adoption of our cloud communications and collaboration services in markets outside of the United States, risks regarding compliance with regulations in the United States and foreign jurisdictions in which our services are provided, and general economic conditions that could adversely affect our business and operating results. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's reports on Forms 10-K and 10-Q, as well as other reports that 8x8, Inc. files from time to time with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and 8x8, Inc. undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

# # #

Investor Contact:
8x8, Inc.
Joan Citelli, 408-654-0970
joan.citelli@8x8.com

Media Contact:
8x8, Inc.
Neha Mirchandani, 669-256-5095
neha.mirchandani@8x8.com

8x8, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts; unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Service revenue	$60,149	$48,948	$173,162	$140,068
Product revenue	3,527	4,220	13,738	11,935
Total revenue	63,676	53,168	186,900	152,003

Operating expenses:
Cost of service revenue (1)	10,525	9,713	31,597	27,359
Cost of product revenue	4,240	5,087	15,527	14,065
Research and development (2)	7,095	6,404	20,310	17,930
Sales and marketing (3)	35,667	27,585	101,049	78,138
General and administrative (4)	7,852	6,888	21,400	18,614
Total operating expenses	65,379	55,677	189,883	156,106
Loss from operations	(1,703)	(2,509)	(2,983)	(4,103)
Other income, net	408	272	1,209	710
Loss from operations before provision (benefit) for income taxes	(1,295)	(2,237)	(1,774)	(3,393)
Provision (benefit) for income taxes	30	(557)	52	651
Net loss	$(1,325)	$(1,680)	$(1,826)	$(4,044)

Net loss per share:
Basic	$(0.01)	$(0.02)	$(0.02)	$(0.05)
Diluted	$(0.01)	$(0.02)	$(0.02)	$(0.05)

Weighted average number of shares:
Basic	90,774	88,289	90,062	88,812
Diluted	90,774	88,289	90,062	88,812

(1)(2)(3)(4) - See reconciliation of GAAP measures to non-GAAP measures.

8x8, Inc.
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(In thousands, unaudited)

(1) Amounts include amortization of acquired intangible assets, impairment of long-lived assets, and stock-based
compensation as follows:
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
GAAP cost of service revenue	$10,525	$9,713	$31,597	$27,359
Amortization of acquired intangible assets	(543)	(618)	(1,697)	(1,451)
Impairment of long-lived assets	-	(440)	-	(440)
Stock-based compensation expense	(538)	(346)	(1,338)	(828)
Non-GAAP cost of service revenue	$9,444	$8,309	$28,562	$24,640
Non-GAAP cost of service revenue as a percentage of service
revenue	15.7%	17.0%	16.5%	17.6%

(2) Amounts include stock-based compensation and acquisition related expenses as follows:
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
GAAP research and development	$7,095	$6,404	$20,310	$17,930
Stock-based compensation expense	(1,061)	(850)	(2,811)	(2,107)
Acquisition related expenses	-	-	-	(5)
Non-GAAP research and development	$6,034	$5,554	$17,499	$15,818
Non-GAAP research and development as a percentage of total
revenue	9.5%	10.4%	9.4%	10.4%

(3) Amounts include amortization of acquired intangible assets, impairment of long-lived assets, stock-based compensation,
and acquisition related expenses as follows:
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
GAAP sales and marketing	$35,667	$27,585	$101,049	$78,138
Amortization of acquired intangible assets	(330)	(384)	(1,044)	(1,114)
Impairment of long-lived assets	(15)	(200)	(15)	(200)
Stock-based compensation expense	(2,452)	(1,689)	(6,118)	(4,308)
Acquisition related expenses	-	-	-	(27)
Non-GAAP sales and marketing	$32,870	$25,312	$93,872	$72,489
Non-GAAP sales and marketing as a percentage of total
revenue	51.6%	47.6%	50.2%	47.7%

(4) Amounts include stock-based compensation, and acquisition related expenses as follows:
	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
GAAP general and administrative	$7,852	$6,888	$21,400	$18,614
Stock-based compensation expense	(2,020)	(1,778)	(5,363)	(3,959)
Acquisition related expenses	(78)	-	(78)	(1,011)
Non-GAAP general and administrative	$5,754	$5,110	$15,959	$13,644
Non-GAAP general and administrative as a percentage of total
revenue	9.0%	9.6%	8.5%	9.0%

8x8, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	December 31,	March 31,
	2016	2016
ASSETS
Current assets
Cash and cash equivalents	$33,457	$33,576
Short-term investments	139,194	129,274
Accounts receivable, net	13,069	11,070
Inventory	572	520
Deferred tax assets	-	5,382
Other current assets	6,191	6,078
Total current assets	192,483	185,900
Property and equipment, net	15,224	12,375
Intangible assets, net	16,726	21,464
Goodwill	44,327	47,420
Non-current deferred tax asset	48,443	43,189
Other assets	6,645	3,104
Total assets	$323,848	$313,452

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$12,537	$10,954
Accrued compensation	12,022	10,063
Accrued warranty	290	326
Accrued outside commissions	2,843	2,186
Deferred revenue	2,089	1,925
Other accrued liabilities	8,710	9,280
Total current liabilities	38,491	34,734

Other liabilities	3,082	3,412
Total liabilities	41,573	38,146

Total stockholders' equity	282,275	275,306
Total liabilities and stockholders' equity	$323,848	$313,452

8x8, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Nine Months Ended
	December 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(1,826)	$(4,044)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation	4,463	3,598
Amortization of intangible assets	2,741	2,565
Impairment of long-lived assets	15	640
Amortization of capitalized software	442	456
Net accretion of discount and amortization of premium on marketable securities	228	584
Stock-based compensation expense	15,630	11,202
Deferred income tax (benefit) provision	(104)	361
Other	574	467
Changes in assets and liabilities:
Accounts receivable, net	(3,267)	(3,138)
Inventory	(87)	(122)
Other current and noncurrent assets	(1,065)	(1,699)
Deferred cost of goods sold	(86)	(156)
Accounts payable	1,732	674
Accrued compensation	2,146	3,351
Accrued warranty	(36)	(17)
Accrued taxes	(21)	1,837
Deferred revenue	168	(427)
Accrued outside commissions	657	-
Other current and noncurrent liabilities	(84)	(748)
Net cash provided by operating activities	22,220	15,384

Cash flows from investing activities:
Purchases of property and equipment	(6,509)	(3,295)
Cost of capitalized software	(3,939)	(1,275)
Purchase of businesses, net of cash acquired	-	(23,434)
Proceeds from maturity of investments	47,625	38,451
Sales of investments - available for sale	34,821	43,934
Purchases of investments - available for sale	(92,647)	(90,025)
Net cash used in investing activities	(20,649)	(35,644)

Cash flows from financing activities:
Capital lease payments	(460)	(321)
Payment of contingent consideration and escrow	(300)	(200)
Repurchase of common stock	(2,828)	(11,628)
Proceeds from issuance of common stock under employee stock plans	2,694	2,848
Net cash used in financing activities	(894)	(9,301)

Effect of exchange rate changes on cash	(796)	317
Net decrease in cash and cash equivalents	(119)	(29,244)

Cash and cash equivalents, beginning of the period	33,576	53,110
Cash and cash equivalents, end of the period	$33,457	$23,866

8x8, Inc.
Selected Operating Statistics

	Three Months Ended
	Dec. 31, 2015	Mar. 31, 2016	Jun. 30, 2016	Sept. 30, 2016	Dec. 31, 2016

Business customer average monthly service revenue per customer (1)	$ 369	$ 385	$ 399	$ 409	$ 414
Monthly business service revenue churn (2)(3)	1.2%	0.4%	0.5%	0.6%	1.0%

Overall service margin	80%	81%	81%	81%	83%
Overall product margin	-21%	-18%	-16%	-6%	-20%
Overall gross margin	72%	72%	74%	74%	77%

(1)

Business customer average monthly service revenue per customer is service revenue from business customers in the period divided by the number of months in the period divided by the simple average number of business customers during the period.

(2)

Business customer service revenue churn is calculated by dividing the service revenue lost from business customers (after the expiration of 30-day trial) during the period by the simple average of business customer service revenue during the same period and dividing the result by the number of months in the period.

(3)	Excludes DXI business customer service revenue churn for all periods presented.

8x8, Inc.
RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP NET INCOME
AND NON-GAAP NET INCOME PER SHARE
(In thousands, except per share amounts; unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net loss	$(1,325)	$(1,680)	$(1,826)	$(4,044)
Adjustments:
Non-cash tax adjustments	49	(326)	(104)	361
Amortization of acquired intangible assets	873	1,002	2,741	2,565
Stock-based compensation expense	6,071	4,663	15,630	11,202
Acquisition related expenses	78	-	78	1,043
Impairment of long-lived assets	15	640	15	640
Non-GAAP net income	$5,761	$4,299	$16,534	$11,767

Reconciliation between GAAP and non-GAAP
weighted average shares used in computing basic
and diluted net loss per share:
Denominator for basic calculation	90,774	88,289	90,062	88,812
Effect of dilutive securities:
Employee stock options	1,792	1,614	1,702	1,595
Employee restricted purchase rights	1,407	1,303	1,723	1,048
Employee stock plan purchases	9	14	8	10
Denominator for diluted calculation	93,982	91,220	93,495	91,465

GAAP net loss per share - Diluted	$(0.01)	$(0.02)	$(0.02)	$(0.05)
Adjustments:
Non-cash tax adjustments	-	-	-	0.01
Amortization of acquired intangible assets	0.01	0.01	0.03	0.03
Stock-based compensation expense	0.06	0.05	0.17	0.12
Acquisition related expenses	-	-	-	0.01
Impairment of long-lived assets	-	0.01	-	0.01
Non-GAAP net income per share - Diluted	$0.06	$0.05	$0.18	$0.13

GAAP net income or loss as a percentage of total revenue	-2%	-3%	-1%	-3%
Adjustments:
Non-cash tax adjustments	0%	-1%	0%	0%
Amortization of acquired intangible assets	1%	2%	2%	2%
Stock-based compensation expense	10%	9%	8%	7%
Acquisition related expenses	0%	0%	0%	1%
Impairment of long-lived assets	0%	1%	0%	1%
Non-GAAP net income as a percentage of total
revenue	9%	8%	9%	8%

8x8, Inc.
RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP
GROSS MARGIN
(In thousands, unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
GAAP gross margin	$48,911	$38,368	$139,776	$110,579
Adjustments:
Amortization of acquired intangible assets	543	618	1,697	1,451
Impairment of long-lived assets	-	440	-	440
Stock-based compensation expense	538	346	1,338	828
Non-GAAP gross margin	$49,992	$39,772	$142,811	$113,298

GAAP gross margin as a percentage of total revenue	77%	72%	75%	73%
Adjustments:
Amortization of acquired intangible assets	1%	1%	1%	1%
Impairment of long-lived assets	0%	1%	0%	0%
Stock-based compensation expense	1%	1%	0%	1%
Non-GAAP gross margin as a percentage of total
revenue	79%	75%	76%	75%

8x8, Inc.
RECONCILIATION OF GAAP SERVICE MARGIN TO NON-GAAP
SERVICE MARGIN
(In thousands, unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
GAAP service margin	$49,624	$39,235	$141,565	$112,709
Adjustments:
Amortization of acquired intangible assets	543	618	1,697	1,451
Impairment of long-lived assets	-	440	-	440
Stock-based compensation expense	538	346	1,338	828
Non-GAAP service margin	$50,705	$40,639	$144,600	$115,428

GAAP service margin as a percentage of service revenue	83%	80%	82%	80%
Adjustments:
Amortization of acquired intangible assets	1%	1%	1%	1%
Impairment of long-lived assets	0%	1%	0%	0%
Stock-based compensation expense	0%	1%	1%	1%
Non-GAAP service margin as a percentage of service
revenue	84%	83%	84%	82%

8x8, Inc.
RECONCILIATION OF GAAP INCOME (LOSS) FROM OPERATIONS TO NON-GAAP
INCOME FROM OPERATIONS
(In thousands, unaudited)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2016	2015	2016	2015
GAAP loss from operations	$(1,703)	$(2,509)	$(2,983)	$(4,103)
Adjustments:
Amortization of acquired intangible assets	873	1,002	2,741	2,565
Stock-based compensation expense	6,071	4,663	15,630	11,202
Acquisition related expenses	78	-	78	1,043
Impairment of long-lived assets	15	640	15	640
Non-GAAP income from operations	$5,334	$3,796	$15,481	$11,347

GAAP loss from operations as a percentage of total revenue	-3%	-5%	-2%	-3%
Adjustments:
Amortization of acquired intangible assets	1%	2%	2%	2%
Stock-based compensation expense	10%	9%	8%	7%
Acquisition related expenses	0%	0%	0%	1%
Impairment of long-lived assets	0%	1%	0%	0%
Non-GAAP income from operations as a percentage of total revenue	8%	7%	8%	7%